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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Orthovita, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                ORTHOVITA, INC.

                            45 GREAT VALLEY PARKWAY
                         MALVERN, PENNSYLVANIA   19355

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                             Friday, May 24, 2002

DEAR ORTHOVITA, INC. SHAREHOLDERS:

On Friday, May 24, 2002, ORTHOVITA, INC. will hold its Annual Meeting of Shareholders at our offices, 41 Great Valley Parkway, Malvern, Pennsylvania, 19355, USA. The meeting will begin at 10:00 a.m., local time.

Holders of Orthovita's stock of record at the close of business on April 10, 2002 can vote at this meeting. At the meeting, we will consider the following proposals:

1. To elect a Board of Directors to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2. To approve an amendment to the 1997 Equity Compensation Plan to increase the number of shares of the Company's Common Stock available for issuance pursuant to grants there under from 2,850,000 to 3,850,000; and

3.  To attend to other business properly brought before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

A list of our shareholders allowed to vote at the meeting will be available for inspection by any shareholder at our office, during normal business hours, for the ten business days prior to the Annual Meeting.



                              By Order of the Board of Directors,

                              JOSEPH M. PAIVA
                              Corporate Secretary

Malvern, Pennsylvania, USA
April 19, 2002

 YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
               CARD IN THE ENCLOSED ENVELOPE OR VIA THE INTERNET.

                                ORTHOVITA, INC.

                            45 GREAT VALLEY PARKWAY
                         MALVERN, PENNSYLVANIA   19355

                                PROXY STATEMENT

                               TABLE OF CONTENTS


Questions and Answers....................................................                            3 - 5
Proposals You May Vote On:
Election of Directors....................................................                            6 - 7
Amendment to the 1997 Equity Compensation Plan...........................                           8 - 12
Statement of Corporate Governance........................................                               13
Directors' Compensation..................................................                               14
Holders of 5% or More of Orthovita's Stock and Directors' and Officers'
 Ownership of Orthovita's Stock..........................................                          15 - 16
Executive Compensation: Report of the Compensation Committee ............                          17 - 18
Summary Compensation Table...............................................                          19 - 20
Option Grants in Fiscal 2001 Table.......................................                               21
Aggregate Option Exercises and Year-End Values...........................                               21
Employment Agreements....................................................                          22 - 23
Audit Committee Report...................................................                          24 - 26
Information Concerning Independent Public Accountants....................                               27
Comparative Stock Performance Graph......................................                               28
Section 16(a) Beneficial Ownership Reporting and Compliance..............                               29
Shareholders' Proposals for 2003 Annual Meeting..........................                               29
Annual Report to Shareholders............................................                               29

                             QUESTIONS AND ANSWERS

1.  Q:  WHO IS SOLICITING MY VOTE?
    A: This proxy solicitation is being made and paid for by Orthovita, Inc. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and Orthovita will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to ensure sufficient representation at the meeting, we may request, in person, by telephone or telecopy, the return of proxy cards. This solicitation may be made by our directors, officers or regular employees. We may also employ an outside firm to assist in the solicitation of proxies at our expense.

2.  Q:  WHEN WAS THIS PROXY STATEMENT MAILED TO SHAREHOLDERS?
    A: This proxy statement was first mailed to shareholders on or about April 19, 2002.

3.  Q:  WHAT MAY I VOTE ON?
    A:  (1) The election of nominees to serve on our Board of Directors; AND
        (2) The amendment to the 1997 Equity Compensation Plan to increase the number of shares of the Company's Common Stock available for issuance pursuant to grants there under from 2,850,000 to 3,850,000.

4.  Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
    A: The Board recommends a vote FOR each of the nominees, and the Board recommends a vote FOR the amendment to the 1997 Equity Compensation Plan.

5.  Q:  WHO IS ENTITLED TO VOTE?
    A: Shareholders of record as of the close of business on April 10, 2002 (the Record Date) are entitled to vote at the Annual Meeting.

6.  Q:  HOW DO I VOTE?
    A:  There are two ways to vote - by mail OR online via the Internet.
    (1) To vote by mail, sign and date each proxy card you receive and return it in the prepaid envelope.
    (2) To vote online via the Internet, follow the "online voting" instructions on the proxy card. The proxy card has your unique and confidential login number and password. You will access our Transfer Agent's web side directly to vote the shares. Do not destroy your login number and password, since it will be needed if you choose to revoke your vote at a later time (see (d) below).

        You have the right to revoke your proxy, whether voted by mail or via the Internet, at any time before the meeting by:

        (a) notifying the Corporate Secretary, Joseph M. Paiva, at the address shown on the Notice of the Annual Meeting;
        (b) voting in person;
        (c) returning a later dated proxy card, OR;
        (d) voting via the Internet at a later date.

    Proxies that are voted in accordance with these instructions and are received by the Company by no later than the business day preceding the meeting will be voted in accordance with the instructions contained thereon. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals.

7.  Q:  WHO WILL COUNT THE VOTES?
    A:  Representatives of our Transfer Agent, StockTrans, will count the votes.

8.  Q:  IS MY VOTE CONFIDENTIAL?
    A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Transfer Agent, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit the Transfer Agent to tabulate and certify the vote; and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

9.  Q:  HOW MANY SHARES CAN VOTE?
    A: As of April 10, 2002, 20,012,311 shares of Common Stock were issued and outstanding. Every share of Common Stock is entitled to one vote.

10. Q:  WHAT IS A "QUORUM"?
    A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. A WITHHELD vote will also be counted for quorum purposes.

11. Q:  WHAT ARE THE VOTING REQUIREMENTS TO APPROVE A PROPOSAL?
    A: Assuming a quorum is present, nominees for directors must receive a plurality of the votes cast to be elected. The proposal to amend the 1997 Equity Compensation Plan must receive more than 50% of the votes cast to be approved. You may abstain from voting on the proposal to amend the 1997 Equity Compensation Plan, or withhold votes with regard to the election of directors. Neither abstentions nor withheld votes will be taken into account in determining the outcome of the vote, but both abstentions and withheld votes will be counted for the purposes of determining a quorum.

12. Q:  WHAT ARE BROKER NON-VOTES?
    A: A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Non-votes have no effect on the election of directors or the approval of the amendment to the 1997 Equity Compensation Plan.

13. Q:  WHO CAN ATTEND THE ANNUAL MEETING?
    A:  All shareholders of record on April 10, 2002 may attend.

14. Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
    A: We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Joseph M. Paiva, our Chief Financial Officer and Secretary, to vote on such matters at his discretion.

15. Q: WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
    A: See "HOLDERS OF 5% OR MORE OF ORTHOVITA'S STOCK AND DIRECTORS' AND OFFICERS' OWNERSHIP OF ORTHOVITA'S STOCK" beginning on page 15 of this proxy for the largest principal shareholders as of April 10, 2002.

16. Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?
    A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Joseph M. Paiva, Secretary, Orthovita, Inc., 45 Great Valley Parkway, Malvern, Pennsylvania 19355 prior to December 20, 2002.

    If a shareholder notifies us after March 5, 2003 of the intent to present a proposal at our 2003 Annual Meeting of Shareholders, we may use our discretionary voting authority with respect to such proposal, if presented at the meeting, without including the information regarding such proposal in our proxy statement.

17. Q: CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?
    A: As a shareholder, you may recommend any person as a nominee for director by writing to the Nominating Committee of the Board of Directors, c/o Orthovita, Inc., 45 Great Valley Parkway, Malvern, PA 19355. Recommendations must be received between February 21, 2003 and March 21, 2003, for the 2003 Annual Meeting. They must be accompanied by the name, residence and business address of the nominating shareholder. They must include a representation that the shareholder is a record holder of the stock or holds the stock through a broker. They must state the number of shares held. The recommendations must include a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting. They must include information regarding each nominee that would be required to be included in a proxy statement. They must also include a description of any arrangement or understanding between the shareholder and each and every nominee. Finally, the recommendations must include the written consent of each nominee to serve as a director, if elected.

                           PROPOSALS YOU MAY VOTE ON

1.  ELECTION OF DIRECTORS

There are currently eight members of the Board of Directors. All of the current members of the Board of Directors are nominees for election this year. All directors are elected annually and serve a one-year term until the next Annual Meeting of Shareholders or until a respective successor is duly elected and qualified. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THESE DIRECTORS.

NOMINEES FOR THE BOARD OF DIRECTORS

Name of Director          Age                        Principal Occupation and Certain Directorships
----------------------  -------  --------------------------------------------------------------------------------------
David S. Joseph           59     Mr. Joseph has been Chairman since May 1999, after having previously served as
Director since 1993              President and Chief Executive Officer since 1993. He is a member of the Board of
                                 Directors of Animas Corporation, a diabetes device technology company, Morphotek,
                                 Inc., a genomics platform technology company, LaserVision Centers Inc, (NASDAQ:
                                 LVCI), and Highway to Health, a private web based travel/health insurance company.
                                 He is also Chairman of Othera Pharmaceuticals Inc., a newly formed company that seeks to develop an anti-cataract drug. He was a co-founder, President and Chief Executive
                                 Officer of Site Microsurgical Systems, which was later acquired by Johnson & Johnson, and co-founder, President and Chief Executive Officer of Surgical Laser Technologies
                                 Inc. He received a Bachelor of Science degree from King's College in Pennsylvania and a Masters in Business Administration in Health Care Administration from Xavier
                                 University in Ohio. Mr. Joseph intends to resign as Chairman effective May 24, 2002 after the Annual Meeting of Shareholders; however, he will remain a director of
                                 Orthovita.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Paul Ducheyne, Ph.D       52     Dr. Ducheyne founded Orthovita and served as the Chairman of the Board from its
Director since 1993              inception through May 1999. Dr. Ducheyne is currently Chairman Emeritus and Director of Orthovita.  He is President and Chief Executive Officer of Gentis, Inc., a tissue engineering company. From 1997 to 2001, Dr. Ducheyne was Director of the Center for
                                 Bioactive Materials and Tissue Engineering at the University of Pennsylvania, where he was a Professor of Bioengineering and Orthopaedic Surgery Research from 1983 to
                                 2001. Dr. Ducheyne holds Master of Science and Ph.D. degrees in Materials Science from the Catholic University of Leuven, Belgium.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Randal R. Betz, M.D.      50     Dr. Betz has been the Chief of Staff at Shriners Hospitals for Children since 1983,
Director since 2001              the Medical Director of the Spinal Cord Injury Unit at Shriners Hospitals for
                                 Children since 1983, and a Professor in the Department of Orthopaedic Surgery at
                                 Temple University School of Medicine in Philadelphia, Pennsylvania since 1997.  In addition, Dr. Betz has received two awards from the American Orthopedic Association:
                                 North American traveling fellowship, 1984 and American British and Canadian traveling fellowship, 1989. Dr. Betz received a Bachelor of Science degree from Pennsylvania
                                 State University and a Medical Degree from Temple University School of Medicine. From
                                 1977 to 1978, Dr. Betz served an internship in general surgery at Temple University
                                 Hospital and from 1978 to 1982, he served an Orthopaedic Surgery residency at Temple
                                 University Hospital.  In addition, Dr. Betz served a fellowship in pediatric orthopaedics at the Alfred I. DuPont Institute from 1982 to 1983.
-----------------------------------------------------------------------------------------------------------------------


Name of Director          Age                        Principal Occupation and Certain Directorships
----------------------  -------  --------------------------------------------------------------------------------------
Morris Cheston, Jr.       64     Mr. Cheston has been a partner in the law firm of Ballard Spahr Andrews & Ingersoll,
Director since 2001              LLP since 1971. His practice focuses on securities, mergers and acquisitions and technology transfer, principally in the biotechnology industry.  Mr. Cheston is active in numerous civic and charitable organizations and currently serves as the
                                 Chairman of the Board, Board of Managers of Pennsylvania Hospital, a Trustee of the
                                 University of Pennsylvania Health System and a Member of the Executive Committee of
                                 the University of Pennsylvania Health System. Mr. Cheston received a Bachelor of Arts degree from Princeton University and a Juris Doctor degree from Harvard Law School.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
James M. Garvey           55     Mr. Garvey has been the Chief Executive Officer and Managing Partner of Schroder
Director since 1997              Ventures Life Sciences, a private venture capital firm, since May 1995.  Prior to joining Schroder Ventures, Mr. Garvey was Director of the $600 million Venture
                                 Capital Division of Allstate Corp. He serves on several public and private healthcare boards in the U.S. and Europe including LaserVision Centers, Aderis Pharmaceuticals,
                                 Inc., Achillion Pharmaceuticals, Sunrise Assisted Living and Quick Study Radiology.
                                 Mr. Garvey received a Bachelor of Science degree from Northern Illinois University in
                                 1969.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Robert M. Levande         53     Mr. Levande founded and, since January 1999, has served as president of Palantir
Director since 2000              Group, Inc., a private firm that specializes in providing strategic advice and investment banking services in the medical technology industry. He is also a member of the Healthcare Advisory Board at Prism Venture Partners and served as the Managing
                                 Director of Viscogliosi Brothers, LLC from September 2000 to February 2002. From 1972 to 1998, Mr. Levande served in various managerial positions with Pfizer Inc.
                                 including Vice President-Business Analysis & Development of its Medical Technology
                                 Group (1996 to 1998) and Senior Vice President of Howmedica Inc., its largest business unit. Mr. Levande received his Bachelor of Science degree from the Wharton
                                 School of Finance & Commerce of the University of Pennsylvania and a Masters in
                                 Business Administration from Columbia University.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock          50     Mr. Peacock was named Chief Executive Officer of Orthovita during June 2000 after
Director since 1999              having served as President, Chief Operating Officer and a Director of Orthovita since
                                 June 1999.  Previously, Mr. Peacock was Executive Vice President, Chief Operating
                                 Officer and a Director of Cephalon, Inc., a publicly-traded biotechnology company, and was employed there from 1992 to June 1999.  From 1982 to 1992, Mr. Peacock was
                                 Vice President and Chief Financial Officer of Centocor, Inc. a biotechnology company.
                                 Mr. Peacock is a director of Nova Flora, Inc., a private company focused on genomic applications in ornament plants, and is a member of the Executive Council of Solera
                                 Partners LLC, a venture capital company. Mr. Peacock received a Bachelor of Arts degree from Villanova University and is a Certified Public Accountant.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Jos B. Peeters, Ph.D.     53     Since January 1993, Dr. Peeters has been the Managing Director of Capricorn Venture
Director since 1996              Partners n.v., a Belgian-based venture capital firm founded by Dr. Peeters, that specializes in early-stage, technology-based companies.  He is a Director of Nasdaq
                                 Europe, which emerged from the acquisition by Nasdaq of Easdaq, of which he was a founder. Since April 1998, Dr. Peeters has been Chairman of Quest for Growth n.v., a publicly-traded investment company co-founded by Dr. Peeters that focuses on publicly-traded and
                                 later-stage private technology-based growth companies.
-----------------------------------------------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

2.   AMENDMENT TO THE 1997 EQUITY COMPENSATION PLAN

Our Board has proposed to amend and restate Section 3(a) of our 1997 Equity Compensation Plan (the "Plan"). The effect of the amendment will be to increase the aggregate number of shares of Common Stock of the Company that may be issued under the Plan from 2,850,000 shares of Common Stock to 3,850,000 shares of Common Stock. This is an increase to the Plan of 1,000,000 shares of Common Stock.

Purpose and Effect of the Proposed Amendment

The Plan currently has 2,850,000 shares of Common Stock reserved for issuance and as of April 10, 2002, the Plan has 131,731 shares of Common Stock available for issuance. The Plan is intended to encourage participants to contribute to our long-term growth, to align their interests with our shareholders' and to aid us in attracting and retaining officers, employees, consultants and directors of outstanding ability. Our Board of Directors believes it is in our best interest to increase the number of shares of Common Stock authorized under the Plan to 3,850,000, in order to be able to make additional awards under the Plan.

Description of the Plan

Except as described below, the Plan is administered by a committee (the "Compensation Committee") consisting of two or more outside directors, as defined under section 162(m) of the Internal Revenue Code of 1986, as amended. These "outside directors" are non-employee directors, as defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and references in the Plan to the Board shall be deemed to refer to the Compensation Committee. All grants made to non-employee directors and officers are subject to the approval of the Board of Directors.

The Compensation Committee approves all grants made to our Executive Officers. Management selects the key employees to receive grants and determines the number of shares of Common Stock that will be subject to each such grant. Except as described below, the Compensation Committee approves all such grants. Employees may receive incentive stock options, nonqualified stock options, restricted stock or stock appreciation rights ("SARs") under the Plan. Non-employee directors and consultants may receive non-qualified stock options, restricted stock or SARs.

In November 2001, the Board created a one-person committee of the board and delegated to that committee the authority to make grants under the Plan to employees of the Company and its subsidiaries who are not subject to the restrictions of section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of section 162(m) of the Internal Revenue Code. Under the terms of this delegation specified by the Board, the one-person committee may not make annual grants that exceed an aggregate of 25,000 shares of Common Stock per employee. The Board may also prescribe other limitations and conditions on this committee's ability to make grants under the Plan. Bruce Peacock, our Chief Executive Officer, is currently the director serving on the one-person committee.

The Plan provides for (a) an initial grant of non-qualified stock options to non-employee directors and (b) an annual grant, on the date we hold our Annual Meeting of Shareholders, of non-qualified stock options to non-employee directors. In addition, the Plan authorizes the Board of Directors to make changes to the number of shares of Common Stock granted to non-employee directors. The Board, as authorized under the Plan, has approved a $10,000 annual remuneration to non-employee directors, which will be paid in the form of a restricted stock grant.

The stock option exercise prices may be equal to, greater than or less than the fair market value of a share of Common Stock on the date of grant, provided that
(i) the option exercise price of an incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant and (ii) an incentive stock option that is granted to a 10% shareholder must have an exercise price of not less than 110% of the fair market of the Common Stock on the date of grant.

The Compensation Committee or, if applicable, the one-person board committee described above, determines the term of each stock option, which cannot exceed ten years from the date of grant. However, an incentive stock option granted to a 10% shareholder may not have a term longer than five years from the date of grant. The grantee may pay the exercise price (i) in cash, (ii) with the consent of the Compensation Committee, by tendering shares of Common Stock owned by the grantee, or (iii) by a combination of the two. Options may be exercised while the grantee is an employee, consultant or member of the Board or within a specified time after termination of employment or service.

The Compensation Committee may make restricted stock awards to key employees, consultants or non-employee directors as it deems appropriate. The Compensation Committee will establish the amount and terms of each restricted stock grant.

The Compensation Committee may grant SARs to a key employee, consultant or non-employee director separately or in tandem with any stock option grant. Unless the Compensation Committee determines otherwise, the base amount of each SAR shall be equal to the option price of the related option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When an SAR is exercised, the grantee will receive an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the base price of the SAR. Payments shall be made in cash, Common Stock, or a combination of the two in such proportion as the Committee determines.

Grants under the Plan may not be transferred except upon the grantee's death or, with respect to grants other than incentive stock options, if permitted by the Compensation Committee pursuant to a domestic relations order. The Compensation Committee may permit a grantee to transfer non-qualified stock options to family members or other persons or entities on such terms as the Compensation Committee deems appropriate.

The Plan provides that, unless the Board of Directors determines otherwise, outstanding options, SARs and restricted stock awards will automatically fully vest in the event of a Change of Control. A "Change of Control" will be deemed to occur if (i) any person (other than the Company or certain related entities or persons) acquires securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company, or (ii) the shareholders approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (x) the merger or consolidation of the Company where the shareholders immediately before the transaction will not hold, immediately after the transaction, a majority of the stock of the surviving corporation, (y) a sale of substantially all of the assets of the Company or (z) a liquidation or dissolution of the Company.

In the event of a Change of Control, the Compensation Committee may require that grantees surrender their outstanding options and SARs in exchange for payment by us, in cash or Common Stock, of an amount equal to the amount by which the fair market value of the Common Stock exceeds the option price or base price of the options or SARS, and the Compensation Committee may terminate unexercised options and SARs. Unless the Compensation Committee determines otherwise, upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), outstanding grants shall be assumed by the surviving corporation.

In the event of certain changes in the number or kind of Common Stock outstanding, the Board may adjust proportionally the maximum number of shares of Common Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under the Plan, and the exercise price per share of existing grants under the Plan to reflect any increase or decrease in the number or kind of issued shares.

Federal Income Tax Consequences

The current United States federal income tax treatment of grants under the Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Plan. Tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of other tax laws.

Non-qualified Stock Options
---------------------------

There generally are no federal income tax consequences to a participant or to the Company upon the grant of a non-qualified stock option.

Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the exercise price. The Company, generally, will be entitled to a corresponding federal income tax deduction.

Upon the sale of the shares of stock acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of income recognized at the time of exercise). The capital gain tax rate will depend on the length of time the shares are held and other factors.

Incentive Stock Options
-----------------------

There generally are no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option.

A participant will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income.

A participant will recognize income when he or she sells stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed of after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the participant will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company will not be entitled to any corresponding tax deduction.

If a participant disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), any gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company generally will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be a long-term or short-term capital gain, depending upon the length of time the shares were held before the disposition.

Restricted Stock Awards
-----------------------

A participant normally will not recognize taxable income upon receipt of a restricted stock awards, and the Company will not be entitled to a deduction until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares (less any amounts paid for the shares) at that time. The Company generally will be entitled to a deduction in the same amount.

A participant may elect to recognize ordinary income in the year when the restricted stock grant is awarded in an amount equal to the fair market value of the shares subject to the restricted stock grant (less any amounts paid for such shares) at that time, determined without regard to any restrictions. In that event, the Company generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be a capital gain or loss.

Stock Appreciation Rights
-------------------------

There generally are no federal income tax consequences to the participant or to the Company upon the grant of a SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR.

Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR). The capital gain tax rate will depend on the length of time the shares were held and certain other factors.

Tax Withholding
---------------

The Company has the right to deduct from all grants paid in cash or other compensation, any taxes required to be withheld with respect to grants under the Plan. The Company may require the participant to pay to the Company the amount of any required withholding. The Committee may permit the participant to elect to have withheld from the shares issuable to him or her with respect to an option, SAR, and restricted stock a number of shares with a value equal to the required tax withholding amount.

Transfer of Stock Options
-------------------------

The Committee may permit a participant to transfer non-qualified stock options to family members. Generally, a participant will not recognize income at the time they make a gift of a non-qualified stock option to a family member. When the transferee later exercises the option, the participant (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

For federal gift tax purposes, if a participant transfers an option before the option has become exercisable, the transfer will not be considered by the Internal Revenue Service to be a completed gift until the option becomes exercisable. The value of the gift will be determined when the option becomes exercisable. Gifts of options may qualify for the $10,000 gift tax annual exclusion.

If a participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant's estate for estate tax purposes if the applicable estate tax requirements have been met.

Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers.
Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Plan is intended to permit all options to qualify as performance-based compensation.

In order to be approved, this proposal must receive the affirmative vote of more than 50% of the shares cast during the Annual Meeting, a quorum being present.



YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 EQUITY COMPENSATION PLAN.

                       STATEMENT OF CORPORATE GOVERNANCE

     Orthovita, Inc.'s business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to our senior management team. Our Board generally meets four times a year in regularly scheduled meetings; however, it may meet more often if necessary. The Board held eight meetings during 2001. The Chairman or Chief Executive Officer ("CEO") usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings; however, Board members may raise other matters at the meetings. The Chairman, CEO and President, Chief Financial Officer and, from time to time, other senior management make presentations to the Board at the meetings. A substantial portion of the meeting time is devoted to the Board's discussion of these presentations. Significant matters that require Board approval are voted on at the meetings.

     The Board considers all major decisions. The Board has established three standing committees so that certain areas can be addressed in more depth than may be possible at a full Board meeting.

--------------------------------------------------------------------------------------------------------------
                                                                                                     Meetings
Name of Committee and Members  Functions of the Committee                                             in 2001
--------------------------------------------------------------------------------------------------------------
Nominating Committee:            .  identifies individuals with the experience, judgment and skills
Paul Ducheyne                       to become Board members, and
David S. Joseph (1)              .  recommends to the Board and our shareholders the slate of
Bruce A. Peacock                    directors for nomination and election each year.                     2


----------------------------------------------------------------------------------------------------------------
Audit Committee:                 . assures the credibility of our financial reporting by providing
Morris Cheston, Jr.                oversight of our financial reporting process and our internal
Robert Levande                     controls,
Jos B. Peeters                   . meets at least quarterly with our management and outside independent public accountants, Arthur Andersen LLP, to discuss our financial statements and earnings press releases prior to any public filing of the information,
                                 . reviews the independence of our independent public accountants;
                                 . operates pursuant to a charter approved by the Board of
                                   Directors, and                                                        5
                                 . reports on its activities to the Board.
----------------------------------------------------------------------------------------------------------------
Compensation Committee:          . reviews the compensation of the Chairman, CEO and President and
James M. Garvey                    other senior management, as well as our general employee
Robert Levande                     compensation and benefits policies and practices,
                                 . approves the goals for our incentive plans and monitors results against those goals, and
                                 .  administers our Equity Compensation Plan.                            2

----------------------------------------------------------------------------------------------------------------

(1) denotes Chairman of the committee.

                            DIRECTORS' COMPENSATION

     Outside directors are eligible to receive an initial grant of non-qualified stock options, an annual grant of non-qualified stock options and restricted stock awards. Outside directors are reimbursed for travel expenses to the Board of Directors meetings. Employee directors are not eligible for any additional compensation for service on the Board or its committees. We pay for liability insurance on behalf of all directors. The following table sets forth the compensation paid to directors in 2001, as well as the expected compensation to be paid in 2002.


                                          Non-qualified Stock         Non-qualified Stock             Restricted Stock:
                                          -------------------         -------------------             ----------------
Effective Date:     Cash Compensation     Options: Initial Grant      Options: Annual Grant           Annual Grant
----------------------------------------------------------------------------------------------------------------------
May 24, 2002        Not eligible. Travel  15,000 fully vested         5,000 per calendar year         $10,000 annual
                    expenses to meetings  non-qualified stock         under our Equity                remuneration paid in
                    are reimbursed.       options upon election       Compensation Plan.              the form of a
                                          to the Board of             Exercise price is market        restricted stock grant.
                                          Directors                   price on date of the
                                                                      Annual Meeting of
                                                                      Shareholders. 50%
                                                                      immediately vested and 25%
                                                                      vesting for each of the
                                                                      following two years.
------------------------------------------------------------------------------------------------------------------------
April 11, 2001      Not eligible. Travel  15,000 fully vested         5,000 per calendar year         N/A
                    expenses to meetings  non-qualified stock         under our Equity
                    are reimbursed.       options upon election       Compensation Plan.
                                          to the Board of             Exercise price is market
                                          Directors                   price on date of the
                                                                      Annual Meeting of
                                                                      Shareholders. 50%
                                                                      immediately vested and 25%
                                                                      vesting for each of the
                                                                      following two years.
------------------------------------------------------------------------------------------------------------------------
Prior to April      Not eligible. Travel  10,000 fully vested         2,500 per calendar year         N/A
11, 2001            expenses to meetings  non-qualified stock         under our Equity
                    are reimbursed        options upon election       Compensation Plan.
                                          the Board of                Exercise price is market
                                          Directors                   price on date of the
                                                                      Annual Meeting of
                                                                      Shareholders. 50%
                                                                      immediately vested and 25%
                                                                      vesting for each of the
                                                                      following two years.
------------------------------------------------------------------------------------------------------------------------

HOLDERS OF 5% OR MORE OF ORTHOVITA'S STOCK AND DIRECTORS' AND OFFICERS' OWNERSHIP OF ORTHOVITA'S STOCK

The following table shows, as of April 10, 2002, how much of our stock is reportedly owned by persons or entities that we have reason to believe may beneficially own more than 5% of our outstanding Common Stock. Also set forth in the table is how much of our Common Stock is beneficially owned by each of our directors and executive officers named in the Summary Compensation Table included elsewhere herein, individually and as a group. The table also includes shares of Common Stock issuable currently or within 60 days of April 10, 2002 upon the exercise of stock options or warrants. This table has been prepared based on 20,012,311 shares of Common Stock outstanding as of April 10, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                                             Percent of
                                                                                             ----------
                                       Common Stock                                          Outstanding
                                       ------------                                          -----------
Name and Address                       Owned Beneficially (1)      Right to Acquire (2)      Common Stock
----------------                       ----------------------      --------------------      ------------
-----------------------------------------------------------------------------------------------------------
Five Percent (5%) Shareholders:
-------------------------------
-----------------------------------------------------------------------------------------------------------
H&Q Healthcare Investors
30 Rowes Wharf, 4/th/ floor
Boston, MA  02110-3328                  1,020,000                       --                    5.1%
-----------------------------------------------------------------------------------------------------------
Hambrecht & Quist Capital
Management Incorporated (3)
30 Rowes Wharf, 4/th/ floor
Boston, MA  02110-3328                  1,700,000                       --                    8.5%
-----------------------------------------------------------------------------------------------------------
Paul Capital Royalty Acquisition
Fund, L.P.
99 Park Avenue, 8/th/ floor
New York, NY  10016                     1,721,763                       --                    8.6%
-----------------------------------------------------------------------------------------------------------
The Rennes Fondation
Aeulestrasee 38
FL-9490 Vaduz
Principality of Liechtenstein           2,112,874                  566,894                   13.4%
-----------------------------------------------------------------------------------------------------------

Directors and Named Executive
-----------------------------
Officers:
--------
-----------------------------------------------------------------------------------------------------------
Paul Ducheyne, Ph.D.  (4)               1,471,393                       --                    7.4%
-----------------------------------------------------------------------------------------------------------
David S. Joseph                           729,587                       --                    3.6%
-----------------------------------------------------------------------------------------------------------
Bruce A. Peacock                           49,500                  197,500                    1.2%
-----------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.                            --                  169,000                      *
-----------------------------------------------------------------------------------------------------------
Joseph M. Paiva                             2,000                   75,500                      *
-----------------------------------------------------------------------------------------------------------
David J. McIlhenny                             --                   42,400                      *
-----------------------------------------------------------------------------------------------------------
Jeffrey J. Wicklund                            --                   40,250                      *
-----------------------------------------------------------------------------------------------------------
Maarten Persenaire                          5,500                   34,500                      *
-----------------------------------------------------------------------------------------------------------
Antony Koblish                              2,300                   30,500                      *
-----------------------------------------------------------------------------------------------------------
James M. Garvey (5)                       789,143                   16,250                    4.0%
-----------------------------------------------------------------------------------------------------------
Jos. B. Peeters, Ph.D.                         --                   16,250                      *
-----------------------------------------------------------------------------------------------------------
Randal R. Betz, M.D.                           --                   30,000                      *
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                             Percent of
                                                                                             ----------
                                       Common Stock                                          Outstanding
                                       ------------                                          -----------
Name and Address                       Owned Beneficially (1)      Right to Acquire (2)      Common Stock
----------------                       ----------------------      --------------------      ------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Morris Cheston, Jr.                        1,000                    15,000                         *
----------------------------------------------------------------------------------------------------------
Robert M. Levande (6)                         --                    22,500                         *
----------------------------------------------------------------------------------------------------------
Directors and executive officers
as a group (11 persons)                3,048,123                   576,500                      17.6%
----------------------------------------------------------------------------------------------------------

          * Less than 1%

     (1)  Includes shares for which the named person:
          . has sole voting and investment power, or . has shared voting and investment power with a spouse.
          Excludes:
          . shares which may be acquired through stock option exercises or warrant exercises.
     (2) Shares that can be acquired upon the exercise of stock options or warrants exercisable currently or within sixty days of April 10, 2002.
     (3) Based solely on information contained in a Schedule 13G filed by Hambrecht & Quist Capital Management Incorporated ("HQCM") with the Securities and Exchange Commission on April 26, 2001 (the "Schedule 13G"), HQCM disclaims any beneficial interest in the 1,020,000 shares of Orthovita common stock held by H&Q Healthcare Investors, and the 680,000 shares of Orthovita common stock held by H&Q Life Science Investors. Moreover, as stated in its Schedule 13G, HQCM is of the view that the client accounts that it manages are not acting as a "group" for purposes of Section 13(d) under the Securities and Exchange Act of 1934 (the "1934 Act") and that it and such clients are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" under Rule 13d-3 promulgated under the 1934 Act. Therefore, as stated in its Schedule 13G, HQCM is of the view that the shares held in such accounts should not be aggregated for purposes of Section 13(d). However, HQCM stated in its Schedule 13G filing on a voluntary basis as if all the shares were beneficially owned by HQCM on a joint basis.
     (4)  Includes (i) 200,000 shares held in trust by Dr. Ducheyne's spouse and
          (ii) 712,647 shares held in trust for the benefit of Dr. Ducheyne's children, of which 63,573 shares are obtainable upon the exercise of warrants granted to certain shareholders. Dr. Ducheyne disclaims beneficial ownership of the shares held by the foregoing trusts.
     (5) Includes 788,143 shares of Common Stock held in the name of Schroder Ventures Life Sciences. Mr. Garvey is the Chief Executive Officer and Managing Partner of Schroder and disclaims beneficial ownership of the referenced securities held in the name of Schroder. Includes options to purchase 16,250 shares of our Common Stock.
     (5) Includes options to purchase 10,000 shares of Common Stock owned by Palantir Group, Inc. Mr. Levande is the President of Palantir Group, Inc.

         EXECUTIVE COMPENSATION:  REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy - The Compensation Committee of the Board of Directors attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for shareholders with components based upon the execution of shorter-term strategic goals. The Compensation Committee of the Board of Directors has instituted a management compensation plan that:

          -  Attracts and retains talented management;
          -  Provides between short-term and long-term incentives; and
          - Focuses performance on the achievements of the Company's objectives.

Compensation Methodology. The Compensation Committee develops and implements compensation policies, plans and programs which seek to enhance shareholder value of the Company by closely aligning the financial interests of the Company's senior management with those of its shareholders.

The Compensation Committee's compensation program for senior management is comprised of the following:

   Base salary. The annual base salary is designed to compensate executives for their sustained performance and level of responsibility. Base salary is based on individual performance and the executives' experience. The Committee approves all salary increases for executive officers.

   Annual performance bonus. An annual discretionary cash bonus program is established in order to promote the achievement of Orthovita's annual performance objectives. Company and individual goals and milestones are established at the beginning of the year, and include targets for progress in sales, cash flow, research and development, clinical activities, and financing activities. The Compensation Committee provides bonus incentives for achievements of these goals because they believe attainment of these goals will be in the best long-term interests of the Company's shareholders. Bonus amounts for each executive are dependent upon the level of achievement of the Company as well as the individual.

   Long-term incentive compensation. The Committee determines the number of incentive stock option grants, restricted stock awards or other grants under the Equity Compensation Plan, if any, to be granted to each executive. These recommendations are based on the executive's ability to impact the financial and operational performance of Orthovita; the executive's past performance; and the expectation of the executive's future performance and contributions. All stock options and restricted stock awards are granted with an exercise price equal to the closing market price on the date of grant.

Compensation of the Chairman and Chief Executive Officer - The Committee meets at least annually to evaluate the performances of the Chairman and CEO. Based on these evaluations, the Committee may recommend for approval salary increases, annual bonuses and/or long-term incentive awards, if any. The Chairman's and CEO's compensation reflects a higher degree of policy-making and decision-making authority and a higher level of responsibility with respect to our strategic direction and its financial and operating results. It also reflects the Chairman's and CEO's long-term commitment and contributions to our success.




                              Respectfully submitted,


                              Compensation Committee
                              Mr. James Garvey
                              Mr. Robert Levande
                              April 5, 2002

                          SUMMARY COMPENSATION TABLE

The following table reflects information for the year ended December 31, 2001, regarding annual compensation and long-term incentive compensation earned by the Chief Executive Officer and each of our four most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 for the year 2001 ("Named Executive Officers").

--------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                           Long-Term Incentive Compensation
                                       -------------------                           --------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                           Other Annual       Restricted       Securities       All Other
                                                           ------------       ----------       ----------       ---------
Executive Officer                                          Compensation      Stock Awards      Underlying     Compensation
-----------------                                          ------------      ------------      ----------     ------------
Principal Position       Year   Salary ($)    Bonus ($)       ($) (1)           ($) (2)        Options (#)        ($)
------------------       ----   ----------    ---------       -------           -------        -----------        ---
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
David S. Joseph,         2001    225,000       61,875          7,536              ---              ---           25,057
Chairman (3)             2000    225,000       63,000          7,536              ---              ---           14,580
                         1999    225,000          ---          7,536              ---              ---            5,427
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock,        2001    300,000       68,750          9,600           52,000           50,000           57,699
CEO and President (4)    2000    235,417          ---          9,600          172,500          100,000          142,097
                         1999    117,692          ---          8,631              ---          310,000              ---
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire,      2001    183,750         22,500                7,200      ---           15,000           11,679
M.D., Vice President,    2000    175,000         30,000                7,200      ---           60,000           10,680
Medical Affairs  (5)     1999    120,416            ---                4,800      ---           60,000            3,731
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.,     2001    174,000         31,000                7,200      ---           15,000           10,111
Vice President,          2000    162,100         35,000                7,200      ---            5,000           10,405
Research and             1999    153,296         13,000                7,200      ---           20,000            3,844
Development (6)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva,         2001    172,000         30,000                7,200      ---           15,000           10,286
Vice President and       2000    162,100         40,000                7,200      ---              ---           10,246
Chief Financial          1999    152,600         16,333                7,200      ---           12,500            4,537
Officer (7)
--------------------------------------------------------------------------------------------------------------------------

     (1)  Reflects automobile allowance.
     (2) As of December 31, 2000, Mr. Peacock had received 28,750 shares of Common Stock pursuant to vesting under a 45,000 share restricted stock award made May 23, 2000. Mr. Peacock received the remaining 16,250 shares when they vested on December 31, 2001. As of December 31, 2001, Mr. Peacock held all 45,000 shares valued at $144,000. No dividends were paid on such restricted stock.
     (3) The All Other Compensation amounts disclosed for Mr. Joseph include life and disability insurance premiums.
     (4) Mr. Peacock joined the Company on June 23,1999. The All Other Compensation amounts disclosed for Mr. Peacock for the year ended December 31, 2001 include life and disability insurance premiums of $12,003, Company matching contributions under the Company's 401(k) plan of $5,250, and payment of taxes on his restricted stock award of $40,446. The All Other Compensation amounts disclosed for Mr. Peacock for the year ended December 31, 2000 include life and disability insurance premiums of $8,062, and payment of taxes on his restricted stock award of $134,035.
     (5) Dr. Persenaire joined the Company on April 15, 1999. The All Other Compensation amounts disclosed for Dr. Persenaire include $6,523, $5,580, and $1,603 for life and disability insurance premiums in 2001, 2000 and 1999, respectively, and $5,156, $5,100 and $2,128 in 2001,
          2000 and 1999, respectively, of Company matching contributions under the Company's 401(k) plan.
     (6) The All Other Compensation amounts disclosed for Dr. Erbe include $4,861 and $3,221 for life and disability insurance premiums in 2001 and 2000, respectively, and $5,250, $5,250 and $3,844 in 2001, 2000 and 1999, respectively, of Company matching contributions under the Company's 401(k) plan.
     (7) The All Other Compensation amounts disclosed for Mr. Paiva include $5,036 and $4,703 for life and disability insurance premiums in 2001 and 2000, respectively, and $5,250, $5,250 and $4,537 in 2001, 2000 and 1999, respectively, of Company matching contributions under the Company's 401(k) plan.

     OPTION GRANTS IN FISCAL 2001 (1). The following table presents information concerning the options granted under the 1997 Equity Compensation Plan to Named Executive Officers during 2001.

-----------------------------------------------------------------------------------------------------------------------------------
                       Number of        % of Total                                           Potential Realizable Value at Assumed
                       ---------        -----------                                          -------------------------------------
                      Securities      Options Granted  Exercise                                   Annual Rates of Stock Price
                      ----------      ---------------  --------                                   ---------------------------
                      Underlying      to Employees in    Price                                          Appreciation for
                      ----------      ---------------    -----                                          ----------------
   Name             Options Granted     Fiscal Year    ($/share)  Expiration Date                         Option Term
   ----             ---------------     -----------    ---------  ---------------                         -----------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              5% ($)                 10% ($)
                                                                                              ------                 -------
-----------------------------------------------------------------------------------------------------------------------------------
David S. Joseph            ---              ---            ---               ---                   ---                    ---
-----------------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock        50,000              8.7 %        $4.35      May 29, 2011             $ 136,685              $ 346,639
-----------------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire      15,000              2.6          $5.56    January 31, 2011              52,450                132,918
-----------------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.     15,000              2.6          $5.56    January 31, 2011              52,450                132,918
-----------------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva         15,000              2.6          $5.56    January 31, 2011              52,450                132,918
-----------------------------------------------------------------------------------------------------------------------------------

          (1) All options granted to Named Executive Officers have an exercise price per share equal to the closing price of the Common Stock on the date of grant. Option grants are vested at a rate of 25% per year beginning one year from date of grant. In addition, all option grants have a ten year term.

     AGGREGATE OPTION EXERCISES AND YEAR-END VALUES. The following table summarizes the value of option exercises and unexercised options for the Named Executive Officers at December 31, 2001.

---------------------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities                   Value of Unexercised
                                                               --------------------                    -------------------
                                                          Underlying Unexercised Options              In-the-Money Options
                                                          ------------------------------              --------------------
                                                             at December 31, 2001 (#)             at December 31, 2001 ($) (1)
                                                             ------------------------             ----------------------------
---------------------------------------------------------------------------------------------------------------------------------
                    Shares Acquired   Value Realized
                    ---------------   --------------
 Name              upon Exercise (#)       ($)           Exercisable       Unexercisable        Exercisable       Unexercisable
 ----              -----------------       ---           -----------       -------------        -----------       -------------
---------------------------------------------------------------------------------------------------------------------------------
David S. Joseph           ---              ---                 ---                ---                ---                ---
---------------------------------------------------------------------------------------------------------------------------------
Bruce A. Peacock          ---              ---             197,500            262,500                ---                ---
---------------------------------------------------------------------------------------------------------------------------------
Maarten Persenaire        ---              ---              30,000             45,000                ---                ---
---------------------------------------------------------------------------------------------------------------------------------
Erik M. Erbe, Ph.D.       ---              ---             159,000             33,000            $15,750                ---
---------------------------------------------------------------------------------------------------------------------------------
Joseph M. Paiva           ---              ---              69,000             25,500                ---                ---
---------------------------------------------------------------------------------------------------------------------------------

          (1) Value presented is based upon the difference between (i) the $3.20 per share closing price of our Common Stock on the Nasdaq National Market on December 31, 2001, and (ii) the exercise price of unexercised-in-the-money options.

                             EMPLOYMENT AGREEMENTS

David S. Joseph has an employment agreement with the Company under which Mr. Joseph will be employed as Chairman until May 24, 2002 at an annual salary of $225,000. Mr. Joseph has indicated his intent to resign his position as Chairman of the Company effective May 24, 2002; however, he will remain a director. Upon Mr. Joseph's execution of a release in our favor on that date, Mr. Joseph will receive his base salary and health benefits for a period of one year after termination of his employment.

The Company has entered into employment agreements with the following employees:
*  Bruce A. Peacock:

     * agreement provides for employment as the Company's Chief Executive Officer, President, Chief Operating Officer and a director through December 31, 2002, at an annual salary of $285,000,

     * in the event of involuntary termination without cause, we will pay up to twenty four months salary as a severance benefit,

     * the receipt of this severance benefit is conditioned upon the employee executing a release in our favor,

     * the severance benefit will end or be decreased if the employee begins comparable employment, subject to certain conditions,

     * the employment agreement contains other terms customarily found in executive officer employment agreements, including provisions relating to changes in control, the reimbursement of certain business expenses, participation in employee benefit plans generally available to the other executive officers of the Company, life insurance, severance, bonus eligibility, confidentiality and non-competition; and

     * In January 2002, Mr. Peacock received two stock option grants to purchase an aggregate 214,000 shares of Common Stock at the fair market value of the stock on the date of grant, subject to shareholder approval to increase the shares available under the Company's 1997 Equity Compensation Plan. If the shareholders do not approve the increase to the number of shares available under the Plan, the two option grants will not be awarded to Mr. Peacock. Instead, alternative compensation will be made to Mr. Peacock based upon the value of the stock options assuming that the shareholders had approved the proposal to increase the number of shares available for grants made under the Plan.

*  Erik M. Erbe, Ph.D.:
     * agreement provides for employment as the Company's Vice President - Research and Development through December 31, 2002, at an annual salary of $176,610,

     * in the event of involuntary termination without cause, we will pay up to twelve months salary as a severance benefit,

     * the receipt of the severance benefit described above is conditioned upon the employee executing a release in our favor,

     * the severance benefit will end or be decreased if the employee begins comparable employment, subject to certain conditions, and

     * the employment agreement contains other terms customarily found in executive officer employment agreements, including provisions relating to changes in control, the reimbursement of certain business expenses, participation in employee benefit plans generally available to the other executive officers of the Company, life insurance, severance, confidentiality and non-competition.

*  Individual employment agreements with each of our Vice Presidents provide:

     * continuation of their base salary for up to twelve months in the event that their employment with the Company is terminated in connection with a "Change of Control" of the Company (as defined in the Company's 1997 Equity Compensation Plan).

     * If within one year after a Change of Control of the Company, (a) the Company terminates their employment for any reason other than "Cause" (as defined in the Company's 1997 Equity Compensation Plan), their disability or death, or (b) they voluntarily terminate employment with the Company on account of a "Constructive Termination" (as defined below), they will receive a series of payments that is equal to a continuation of their base salary, as in effect immediately prior to their termination of employment, for a minimum of six months but not to exceed twelve months.

     * A "Constructive Termination" is a termination of employment at the Vice President's initiative after the occurrence of any of the following events without their consent within one (1) year after a Change of Control of the Company: (a) a material diminution in their duties, responsibilities, authority or status, (b) a reduction in any amount of their annual base salary, or (c) the assignment to them of duties or responsibilities which are materially inconsistent with the duties, responsibilities, authority, or status of their position prior to the Change of Control or materially impair their ability to function in their then current position.

     * Payment of their base salary will continue until the earlier of: (a) the commencement of their "Comparable Employment" (as defined below), or (b) the first anniversary of their termination of employment with the Company. Their entitlement to receive the payments described above will depend upon their execution of the Company's standard separation of employment and general release at the time of their termination of employment.

     * "Comparable Employment" means that they start new employment with another employer after their termination date that pays them a salary that is no less than 75% of their base salary on their termination date and requires that they perform the same or similar skill levels as when they were employed by us.

     * The foregoing payments are not additive or cumulative to severance benefits that each Vice President might also be entitled to receive under the terms of a written employment agreement, a severance agreement or any other arrangement with us. Should a Vice President be entitled to receive severance benefits under the terms of a written employment agreement, severance agreement or offer letter, he will receive the benefits from either this arrangement or the prior arrangement, but not both. The Vice President will receive severance benefits under the arrangement that provides the higher level of benefits.

                            AUDIT COMMITTEE REPORT

Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent public accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not report ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent public accountants included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent public accountants do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent public accountants are in fact "independent."

Membership and Role of the Audit Committee. The Audit Committee is comprised solely of independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and it operates under a written charter adopted by the Board of Directors. The Audit Committee consisted of the following members of our Board of Directors: Mr. Morris Cheston, Mr. Robert M. Levande and Dr. Jos B. Peeters. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Arthur Andersen LLP, the Company's independent public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent public accountants, nor can the Committee certify that the independent public accountant is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the independent public accountants and the experience of the Committee's members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company's external independent public accountants, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent public accountant may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent public accountant. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent public accountant presentations to and discussions with the Audit Committee also cover various topics and events that may have significant impact or are the subject of discussions between management and the independent public accountant.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent public accountants the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees."

The Company's independent public accountants also provided the Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent public accountant that firm's independence.

Following the Committee's discussions with management and the independent public accountant, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2001.

Audit Fees: The Committee has been advised by Management that aggregate fees billed by the Company's independent public accountants for professional services rendered for the audit of the Company's financial statements for the most recent fiscal year and the reviews of the Company's financial statements included in each of its Quarterly Reports on Form 10-Q during the year ended December 31, 2001 were approximately $68,000.

Financial Information Systems Design and Implementation Fees: The Committee has been advised by Management that there were no fees paid for professional
                                           -------
services relating to financial information systems design and implementation during 2001.

All Other Fees: The Committee has been advised by Management that the aggregate fees billed by the Company's independent public accountants for other audit-related services rendered during 2001, which primarily consisted of services relating to assistance with registration statements and consents and accounting consultations, were $31,800. Additionally, the Company paid $25,000, which represented fees for tax compliance services.

The Audit Committee has considered the fees paid to the outside independent public accountants for services unrelated to the audit of the financial statements and the reviews of the interim financial statements referred to above, and believes the fees are compatible with maintaining the outside independent public accountant's independence.



                              Respectfully submitted,

                              Audit Committee

                              Mr. Morris Cheston
                              Dr. Jos B. Peeters
                              Mr. Robert M. Levande
                              April 5, 2002

             INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP has served as our independent public accountant since 1993. The Audit Committee has no reason to question the quality or integrity of the audits of our financial statements and other services provided to Orthovita by Arthur Andersen LLP during this time. However, during the past several months the Audit Committee and management have been monitoring, and will continue to monitor, ongoing developments relating to the investigation of Arthur Andersen LLP and criminal proceedings that have been brought against the firm. In addition, the Audit Committee has asked management to hold discussions with other independent public accounting firms regarding their availability to serve as our independent public accounting firm. Following these discussions, the Audit Committee may recommend to our board of directors that we engage another firm for auditing services. The Company has requested that a representative from Arthur Andersen LLP attend the 2002 Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from shareholders.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows how an initial investment of $100 in Orthovita's Common Stock would have compared to an equal investment in the Nasdaq National Market Index and the Nasdaq Europe Stock Market Index. The graph compares the total cumulative return since June 25, 1998 (the date we began public trading of our Common Stock on the EASDAQ Exchange, now Nasdaq Europe). We began trading on the Nasdaq National Market on August 2, 2000.

------------------------------------------------------------------------------------------------------------------
                              Orthovita:          Nasdaq Europe Stock         Orthovita:           Nasdaq National
  Measurement Period        Nasdaq Europe             Market Index              Nasdaq              Market Index
--------------------        -------------             ------------              ------              ------------
------------------------------------------------------------------------------------------------------------------
June 25, 1998                   100                       100                     ---                    ---
------------------------------------------------------------------------------------------------------------------
June 30, 1998                   106                       102                     ---                    ---
------------------------------------------------------------------------------------------------------------------
September 30, 1998               90                        77                     ---                    ---
------------------------------------------------------------------------------------------------------------------
December 31, 1998                45                        82                     ---                    ---
------------------------------------------------------------------------------------------------------------------
March 31, 1999                   54                        98                     ---                    ---
------------------------------------------------------------------------------------------------------------------
June 30, 1999                    48                       112                     ---                    ---
------------------------------------------------------------------------------------------------------------------
September 30, 1999               53                        90                     ---                    ---
------------------------------------------------------------------------------------------------------------------
December 31, 1999                48                       153                     ---                    ---
------------------------------------------------------------------------------------------------------------------
March 31, 2000                   78                       208                     ---                    ---
------------------------------------------------------------------------------------------------------------------
June 30, 2000                    67                       141                     ---                    ---
------------------------------------------------------------------------------------------------------------------
August 2, 2000                  ---                       ---                     100                    100
------------------------------------------------------------------------------------------------------------------
September 30, 2000               58                       126                     104                     99
------------------------------------------------------------------------------------------------------------------
December 31, 2000                36                        66                      66                     67
------------------------------------------------------------------------------------------------------------------
March 31, 2001                   42                        54                     105                     50
------------------------------------------------------------------------------------------------------------------
June 30, 2001                    35                        39                      62                     59
------------------------------------------------------------------------------------------------------------------
September 30, 2001               19                        20                      28                     41
------------------------------------------------------------------------------------------------------------------
December 31, 2001                31                        22                      51                     53
------------------------------------------------------------------------------------------------------------------
April 10, 2002                   24                        17                      39                     48
------------------------------------------------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, certain of our officers, and persons or entities who own more than ten percent of our Common Stock, to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of our Common Stock. These directors, officers and shareholders beneficially owning more than ten percent of our Common Stock are required by regulations to furnish us with copies of all forms they file under Section 16(a).

Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers and shareholders beneficially owning more than ten percent of our Common Stock, all Section 16(a) filing requirements were satisfied.

        SHAREHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission governing the solicitation of proxies. To be considered for inclusion in the proxy statement and form of the proxy card relating to the 2003 Annual Meeting of Shareholders, we must receive such proposals no later than December 20, 2002. Proposals should be directed to the attention of the Secretary of the Company.


                         ANNUAL REPORT TO SHAREHOLDERS

A copy of the Annual Report for the year ended December 31, 2001 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.



                              By Order of the Board of Directors,



                              JOSEPH M. PAIVA
                              Corporate Secretary

                                     PROXY
                                 ORTHOVITA, INC.
              2002 Annual Meeting of Shareholders - - May 24, 2002
 This Proxy Is Solicited on Behalf of the Board of Directors of Orthovita, Inc.

The undersigned, having duly received notice of the meeting, the proxy statement, and annual report of Orthovita, Inc., and revoking all prior proxies, hereby appoints Joseph M. Paiva, attorney of the undersigned (with full power of substitution), for and in the name(s) of the undersigned, to attend the Annual Meeting of Shareholders of Orthovita, Inc. to be held at Orthovita's offices, 41 Great Valley Parkway, Malvern, Pennsylvania, 19355 at 10:00 a.m. (Eastern standard time), on Friday, May 24, 2002 and any adjourned sessions thereof, and to vote and act upon the matters set forth herein in respect of shares of Common Stock of Orthovita, Inc. which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present. Each of the matters set forth herein is being proposed by Orthovita, Inc.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

[X] Please mark your votes as in this example.

     TO ELECT A BOARD OF DIRECTORS (nominees David S. Joseph, Paul Ducheyne, Ph.D, Randal R. Betz, M.D., Morris Cheston, Jr., James M. Garvey, Robert M. Levande, Bruce A. Peacock, and Jos B. Peeters, Ph.D.)

               [ ] FOR       [ ] WITHHELD       [ ] FOR ALL EXCEPT

To withhold authority to vote for a particular nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) on the line provided:

-----------------------------------------------------

-----------------------------------------------------

     TO APPROVE AN AMENDMENT TO THE 1997 EQUITY COMPENSATION PLAN.

               [ ] FOR       [ ] AGAINST        [ ] ABSTAIN

     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENTS THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

Attendance of the undersigned at the meeting or at any adjournment session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Orthovita, Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

                                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                 DATE:__________________________

                                             SIGNATURE__________________________

                                          PRINTED NAME__________________________

                           SIGNATURE (if held jointly)__________________________

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such, and if signed as a corporation or other entity, please sign with the entity name by duly authorized officer or officers. Joint owners should each sign personally.